BB&T FUNDS
EQUITY INDEX FUND (the “Fund”)
SUPPLEMENT DATED FEBRUARY 1, 2008
TO THE FUND’S
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2007, AS REVISED SEPTEMBER 25, 2007
This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information of the Equity Index Fund (the “SAI”) dated May 1, 2007, as revised September 25, 2007.
LETTER OF INTENT
Effective February 1, 2008, the disclosure under “Letter of Intent” on pages 17-18 of the SAI is deleted in its entirety and replaced with the following:
     Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “LOI Investment Amount”). For purposes of meeting the LOI Investment Amount, a Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent if such Letter of Intent gives the Transfer Agent sufficient information to permit confirmation of the purchase of Class A shares within the preceding 90 day period; however, no sales charge adjustment will be made for shares purchased prior to the date of the Letter of Intent. The 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Funds without notice.
     A Letter of Intent is not a binding obligation upon the investor to purchase the LOI Investment Amount. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the LOI Investment Amount is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares will not be held in escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the LOI Investment Amount has been purchased, the escrow will be released. To the extent that an investor purchases more than the LOI Investment Amount indicated on the Letter of Intent and qualifies for a further reduced sales charge within the 13 month period, no sales charge adjustment will be made for shares purchased prior to such qualifying purchase.
     For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.
SUPPSAIEQX-0208